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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                          DATE OF REPORT: JUNE 12, 2002



                              OPTICON MEDICAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          Delaware                         33-17922-C                    31-1752868
-------------------------------     ------------------------     -------------------------
 (STATE OR OTHER JURISDICTION         (COMMISSION FILE NO.)            (IRS EMPLOYER
     OF INCORPORATION OR                                           IDENTIFICATION NUMBER)
       ORGANIZATION)

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                                 7001 Post Road
                               Dublin, Ohio 43016
                                 (614) 336-2000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS.

         On March 22, 2002, Opticon Medical, Inc., a Delaware corporation (the
"Company"), issued a press release announcing that the Company had filed a voluntary petition for reorganization under Chapter 11 of the federal Bankruptcy
Code in the United States Bankruptcy Court for the Southern District of Ohio,
Eastern Division (the "Court"). Additionally, the Company announced that the
Company was in discussions with an investor group that may provide the Company with debtor in possession (DIP) financing, and is also interested in purchasing some or all of the Company's assets. The Company later announced that it had received DIP financing from the investor group, OPMI Funding Corporation.

         On May 30, 2002, the Company filed a motion with the Court seeking approval of certain procedures regarding the sale of substantially all of its assets, and approving an agreement with OPMI Funding Corporation for the purchase of the assets. Pursuant to an order of the Court, dated June 7, 2002, the Court granted the motion of the Company for an order (A) limiting notice;
(B) establishing notice procedure and fixing hearing date; (C) approving manner and form of notice; (D) shortening time of notice of motion for order approving
(1) sale of assets outside the ordinary course of business to OPMI Funding
Corporation at private sale, subject to higher and better offers, free and clear of liens and interests; (2) asset purchase agreement; and (3) the assumption and assignment of certain contracts pursuant to the sale of assets; (E) setting due date for objections; (F) approving procedures for considering competing offers;
and (G) request for expedited hearing. The Order of the Court establishes the procedures to be followed in providing notice of the sale of the Company's assets to OPMI Funding Corporation, subject to higher and better offers. A hearing on the proposed sale of assets is scheduled for June 27, 2002. The full text of the order of the Court is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.


                  EXHIBIT NO.                     DESCRIPTION

                       99               Order of the Honorable Charles M.
                                        Caldwell, United States Bankruptcy
                                        Judge for the United States Bankruptcy
                                        Court for the Southern District
                                        of Ohio, Eastern Division, dated June 7,
                                        2002 approving procedures for providing
                                        notice of the sale of the assets of
                                        Opticon Medical, Inc., to OPMI Funding
                                        Corporation.


                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OPTICON MEDICAL, INC.


Date:  June 12, 2002                        By:  /s/ Glenn D. Brunner
                                                --------------------------------
                                                 Glenn D. Brunner, President and
                                                  Chief Executive Officer


                                       3
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                                  EXHIBIT INDEX

                   EXHIBIT NO.            DESCRIPTION

                       99                 Order of the Honorable Charles M.
                                          Caldwell, United States Bankruptcy
                                          Judge for the United States Bankruptcy
                                          Court for the Southern District of
                                          Ohio, Eastern Division, dated June 7,
                                          2002 approving procedures for
                                          providing notice of the sale of the
                                          assets of Opticon Medical, Inc., to
                                          OPMI Funding Corporation.